UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 26, 2013
Date of report (Date of earliest event reported)

Amyris, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA94608
(Address of principal executive offices) (Zip Code)

(510) 450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On March 26, 2013, Amyris, Inc. (the “Company”) and Peter Boynton, Chief Commercial Officer, determined that Mr. Boynton would depart from the Company following a transition period to be determined.  (Mr. Boynton was an executive officer named in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 12, 2012.)  Mr. Boynton and the Company agreed that Mr. Boynton would assist in transitioning his responsibility for business development and other matters to the Company’s Chief Business Officer, Susanna McFerson, who was appointed as an officer of the Company earlier in March 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date:  April 1, 2013                                                                           By:  /s/ Gary Loeb
Gary Loeb
SVP and General Counsel